COVA SERIES TRUST
One Tower Lane, Suite 3000
Oakbrook Terrace, Illinois 60181-4644

COVA SERIES TRUST ("Trust") is intended to meet differing investment objectives with its nineteen separate Portfolios, seven of which are offered herein:
Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio, Growth & Income Equity Portfolio, Bond Debenture Portfolio, Quality Bond Portfolio and International Equity Portfolio. The Trustees may provide for additional Portfolios from time to time. Each Portfolio issues its own class of shares which has rights separate from the other classes of shares.

This Prospectus concisely sets forth the information about the Trust that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference.

A Statement of Additional Information, dated May 1, 1997, containing information about the Trust has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling
(800) 831-LIFE, or writing Cova Financial Services Life Insurance Company at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.

THE BOND DEBENTURE PORTFOLIO MAY INVEST A SUBSTANTIAL PORTION OF ITS ASSETS IN LOWER GRADE CORPORATE DEBT SECURITIES COMMONLY KNOWN AS "JUNK BONDS." INVESTORS SHOULD BE AWARE THAT SUCH INVESTMENTS INVOLVE A SIGNIFICANT DEGREE OF RISK. SEE "RISK FACTORS - SPECIAL RISKS OF HIGH YIELD INVESTING."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is dated: May 1, 1997, as amended July 1, 1997.






TABLE  OF  CONTENTS                                                       PAGE
SUMMARY
  The  Trust
  Investment  Adviser  and  Sub-Advisers
  The  Portfolios
  Investment  Risks
  Sales  and  Redemptions

FINANCIAL  HIGHLIGHTS

THE  TRUST

INVESTMENT  OBJECTIVES  AND
POLICIES  OF  THE  PORTFOLIOS
  Balanced Portfolio
  Small Cap Equity Portfolio
  Equity Income Portfolio
  Growth & Income Equity Portfolio
  Quality  Bond  Portfolio
  International Equity Portfolio
  Bond Debenture Portfolio

INVESTMENT  PRACTICES
  Investment  Limitations

RISK  FACTORS
  Tax  Considerations
  Special  Considerations  Relating  to
    Foreign  Securities
    Special Risks of High Yield Investing

PORTFOLIO  TURNOVER  RATES
 Balanced, Small Cap Equity,
  Equity Income and Growth & Income
  Equity Portfolios
 Bond Debenture Portfolio
 Quality  Bond and International Equity
  Portfolios

MANAGEMENT  OF  THE  TRUST
  The  Trustees
  Adviser
  Trust  Administration
  Portfolio  Management
  Expenses  of  the  Trust
  Sub-Advisers
  Sub-Advisory  Fees

DESCRIPTION  OF  THE  TRUST
  Shareholder  Rights
  Inquiries
  Distribution  and  Redemption  of  Shares
  Dividends
  Tax  Status
  Net  Asset  Values

FUND  PERFORMANCE

APPENDIX  -  DESCRIPTION  OF
CORPORATE  BOND  RATINGS

SUMMARY
THE  TRUST
The Trust is an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated July 9, 1987. Each Portfolio issues a separate class of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each class of stock.

Each Portfolio has distinct investment objectives and policies. (See "Investment Objectives and Policies of the Portfolios.") Additional Portfolios may be added to the Trust in the future. This Prospectus will be supplemented to reflect the addition of new Portfolios.

INVESTMENT  ADVISER  AND  SUB-ADVISERS
Subject to the authority of the Board of Trustees of the Trust, Cova Investment Advisory Corporation (the "Adviser") serves as the Trust's investment adviser and has responsibility for the overall management of the investment strategies and policies of the Portfolios. The Adviser has engaged Sub-Advisers for each of the Portfolios to make investment decisions and place orders. The Sub-Advisers for the Portfolios are:

SUB-ADVISER          NAME OF PORTFOLIO

Mississippi Valley   Balanced Portfolio
Advisors Inc.        Small Cap Equity Portfolio
                     Equity Income Portfolio
                     Growth & Income Equity Portfolio

J.P. Morgan          Quality Bond Portfolio
Investment           International Equity Portfolio
Management Inc.

Lord, Abbett & Co.   Bond Debenture Portfolio

For  additional   information  concerning  the  Adviser  and  the  Sub-Advisers, including a description of advisory and sub-advisory fees, see "Management of the Trust."

THE PORTFOLIOS

PORTFOLIOS MANAGED BY MISSISSIPPI VALLEY ADVISORS INC.

     BALANCED PORTFOLIO.

     The investment objective of this Portfolio is to maximize total return through a combination of growth of capital and current income consistent with the preservation of capital. The Portfolio uses a disciplined approach of allocating assets primarily among three major asset groups, i.e., equity securities, fixed-income securities and cash equivalents.

     SMALL CAP EQUITY PORTFOLIO.

     The investment objective of this Portfolio is capital appreciation. Current income is an incidental consideration in the selection of portfolio securities. The Portfolio normally invests primarily in common stocks of emerging or established small- to medium-sized companies with above-average potential for price appreciation.

     EQUITY INCOME PORTFOLIO.

     The investment objective of this Portfolio is to seek to provide an above-average level of income consistent with long-term capital appreciation. In pursuing its investment objective, the Portfolio intends to invest, under normal market and economic conditions, substantially all of its assets in common stock, preferred stock, rights, warrants, and securities convertible into common stock.

     GROWTH & INCOME EQUITY PORTFOLIO.

     The investment objective of this Portfolio is to provide long-term capital growth, with income as a secondary consideration. The Portfolio normally invests substantially all of its assets in common stock, preferred stock, rights, warrants and securities convertible into common stock.

PORTFOLIOS MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.:

QUALITY BOND PORTFOLIO.
The investment objective of this Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

INTERNATIONAL EQUITY PORTFOLIO.
The investment objective of this Portfolio is to provide a high total return from a portfolio of equity securities of foreign corporations. The equity holdings of the Portfolio will be primarily stocks of established companies based in developed countries outside the United States. The Portfolio is actively managed and seeks to outperform the Morgan Stanley Capital International Europe, Australia and Far East Index.

PORTFOLIO MANAGED BY LORD, ABBETT & CO.:

BOND DEBENTURE PORTFOLIO.
The investment objective of this Portfolio is high current income and the opportunity for capital appreciation to produce a high total return through a professionally-managed portfolio consisting primarily of convertible and discount debt securities, many of which are lower-rated. These lower-rated debt securities entail greater risks than investments in higher-rated debt securities. Investors should carefully consider these risks set forth under "Risk Factors - Special Risks of High Yield Investing" before investing.

The investment objectives of a Portfolio and policies and restrictions specifically cited as fundamental may not be changed without the approval of a majority of the outstanding shares of that Portfolio. Other investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, and the Board of Trustees may change them without shareholder approval. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the Statement of Additional Information. There is no assurance that a Portfolio will meet its stated objective.

INVESTMENT RISKS
The value of a Portfolio's shares will fluctuate with the value of the underlying securities in its portfolio, and in the case of debt securities, with the general level of interest rates. When interest rates decline, the value of an investment portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of an investment portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies. Investments by a Portfolio in foreign securities may be affected by adverse political, diplomatic, and economic developments, changes in foreign currency exchange rates, taxes or other assessments imposed on distributions with respect to those investments, and other factors affecting foreign investments generally. High-yielding fixed-income securities, which are commonly known as "junk bonds", are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. Certain of the Portfolios intend to employ, from time to time, certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions. The Portfolios may have higher-than-average portfolio turnover which may result in higher-than-average brokerage commissions and transaction costs.

SALES AND REDEMPTIONS
The Trust sells shares only to the separate accounts of Cova Financial Services Life Insurance Company and its affiliated life insurance companies (collectively, "Cova Life") as a funding vehicle for the variable annuity contracts and/or variable life insurance policies ("Variable Contracts") offered by Cova Life. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust are passed through to the separate accounts of Cova Life, and therefore, are ultimately borne by Variable Contract owners. In addition, other fees and expenses are assessed by Cova Life at the separate account level. (See the Prospectus for the Variable Contract for a description of all fees and charges relating to the Variable Contract.)

FINANCIAL HIGHLIGHTS
(for one share of each Portfolio outstanding throughout the period)

The following schedule presents financial highlights for one share of each of the Portfolios throughout the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent auditors, for each of the periods through December 31, 1996 presented below, and their report thereon appears in the Portfolios' related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information, a copy of which may be obtained without charge as indicated elsewhere in this Prospectus.

                               COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
For Shares Held Throughout the Periods Indicated
For the Period from May 1, 1996 (date of initial public offering) to December 31, 1996

                                                               Inter-
                                                  Quality      national     Bond
                                                  Bond         Equity       Debenture
                                                  Portfolio    Portfolio    Portfolio
                                                  ---------    ---------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $    9.897   $   10.215   $   10.098
                                                  ----------   ----------   -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                  0.459        0.096        0.345
Net realized and unrealized gains (losses)             0.102        0.755        0.949
                                                  ----------   ----------   -----------
TOTAL FROM INVESTMENT OPERATIONS                       0.561        0.851        1.294
                                                  ----------   ----------   -----------
DISTRIBUTIONS
  Dividends from net investment income                (0.376)      (0.086)      (0.342)
  Distributions from net realized gains                  _ _       (0.021)      (0.080)
  Distributions in excess of net
   investment income                                     _ _          _ _          _ _
  Return of capital distributions                        _ _          _ _          _ _
                                                  ----------   ----------   -----------
TOTAL DISTRIBUTIONS                                   (0.376)      (0.107)      (0.422)
                                                  ----------   ----------   -----------
NET ASSET VALUE, END OF PERIOD                    $   10.082   $   10.959   $   10.970
                                                  ----------   ----------   -----------
TOTAL RETURN                                          5.68%*       8.44%*      12.89%*
                                                  ----------   ----------   -----------
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in millions)         $      5.8   $     15.6   $      7.7
RATIOS TO AVERAGE NET ASSETS (1):
  Expenses                                            0.65%**      0.95%**      0.85%**
  Net investment income                               5.94%**      1.43%**      7.26%**
PORTFOLIO TURNOVER RATE                              181.3%        48.2%        58.1%
AVERAGE COMMISSION RATE PAID (2)                      N/A       $  0.0107   $   0.0677
(1) If certain expenses had not been
reimbursed by the Adviser, total return
would have been lower and the ratios
would have been as follows:
  Ratio of Expenses to Average Net Assets:           1.52%**      3.80%**      2.05%**
  Ratio of Net Investment Income to
       Average Net Assets:                           5.07%**     (1.42%)**     6.06%**
(2) Average commission rate paid is computed
by dividing the total dollar amount of
commissions paid during the period by the total
number of shares purchased and sold during
the period for which commissions were charged.

      *  Non-Annualized        **  Annualized          N/A  Not  Applicable

See Notes to Financial Statements


THE TRUST

The Trust is currently comprised of nineteen separate Portfolios, seven of which are offered herein: Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio, Growth & Income Equity Portfolio, Bond Debenture Portfolio, Quality Bond Portfolio and International Equity Portfolio. The Trustees may provide for additional Portfolios from time to time. Each Portfolio issues a separate class of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each class of stock.

INVESTMENT OBJECTIVES AND
POLICIES OF THE PORTFOLIOS

Each Portfolio of the Trust has a different investment objective which it pursues through separate investment policies as described below. The risks and opportunities of each Portfolio should be examined separately. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk of each Portfolio.

There is no assurance that the investment objectives of the various Portfolios will be met.

PORTFOLIOS MANAGED BY MISSISSIPPI VALLEY ADVISORS INC.

BALANCED PORTFOLIO.

The Balanced Portfolio's investment objective is to maximize total return through a combination of growth of capital and current income consistent with the preservation of capital. The Portfolio seeks to achieve its objective by using a disciplined approach of allocating assets primarily among three major asset groups, i.e. equity securities, fixed-income securities and cash equivalents. In pursuing the Portfolio's investment objective, the Sub-Adviser allocates the Portfolio's assets based upon its evaluation of the relative attractiveness of the major asset groups. In an effort to better quantify the relative attractiveness of the major asset groups over a one- to three-year period of time, the Sub-Adviser has incorporated into its asset allocation decision-making process several dynamic computer models which it has created. The purpose of these models is to show the statistical impact of the Sub-Adviser's economic outlook upon the future returns of each asset group. The models are especially sensitive to the forecasts for inflation, interest rates and long-term corporate earnings growth. Investment returns are normally heavily impacted by such variables and their expected changes over time. Therefore, the Sub-Adviser's method attempts to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to bonds in the Portfolio. For example, if the Sub-Adviser expected more rapid economic growth leading to better corporate earnings, it would increase the Portfolio's holdings of equity securities and reduce its holdings of fixed income securities and cash equivalents.

Under normal market conditions, the Balanced Portfolio's policy is generally to invest at least 25% of the value of its total assets in fixed-income securities and no more than 75% in equity securities. The actual percentage of assets invested in equity securities, fixed-income securities and cash equivalents will vary from time to time, depending on the judgment of the Sub-Adviser as to general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

The equity securities in which the Balanced Portfolio normally invests include common stock, preferred stock, rights, warrants and securities convertible into common or preferred stock. (For further information regarding these instruments see the "Growth & Income Equity Portfolio" below.)

The fixed-income securities in which the Balanced Portfolio invests include U.S. Government securities or other fixed-income and related debt securities rated in one of the four highest rating categories assigned by a Rating Agency at the time of purchase or in unrated investments deemed by the Sub-Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Debt securities may include a broad range of fixed and variable rate bonds, debentures, notes, and securities convertible into or exchangeable for common stock; dollar-denominated debt obligations of foreign issuers, including foreign corporations and governments; and first mortgage loans, income participation loans, participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities, collateralized mortgage obligations and other mortgage-related securities, and other asset-backed securities. The Portfolio may invest up to 10% of its total assets at the time of purchase in dollar-denominated debt obligations of foreign issuers, either directly or through American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), and up to 25% of its total assets at the time of purchase in non-mortgage asset-backed securities, respectively. (See "Special Considerations Relating to Foreign Securities" below and the Statement of Additional Information under "Investment Objectives and Policies - ADRs and EDRs.")

The Portfolio may purchase debt securities which are rated at the time of purchase within the four highest rating categories assigned by Rating Agencies or unrated debt securities (including convertible securities) which the Sub-Adviser believes present attractive opportunities and are of at least comparable quality to instruments so rated. The Portfolio's dollar-weighted average portfolio quality is expected to be at least "A" or higher. Securities rated in the lowest of the above four rating categories have speculative characteristics, even though they are of investment-grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Such securities will be purchased (and retained) only when the Sub-Adviser believes the issuers have an adequate capacity to pay interest and repay principal. (For a description of the rating categories of Rating Agencies, see the Appendix and the Statement of Additional Information.) In making investment decisions, the Sub-Adviser will consider a number of factors including current yield, maturity, yield to maturity, anticipated changes in interest rates, and the overall quality of the investment. The Portfolio seeks to provide a current yield greater than that generally available from money market instruments.

The Portfolio may purchase asset-backed securities (i.e., securities backed by mortgages, installment sale contracts, corporate receivables, credit card receivables or other assets) that are issued by entities such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") and private issuers such as commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks, and investment banks. To the extent that the Portfolio invests in asset-backed securities issued by companies that are investment companies under the Investment Company Act of 1940 ("1940 Act"), such acquisitions will be subject to the percentage limitations prescribed by the 1940 Act. (See "Investment Practices Securities of Other Investment Companies" below.)

Presently, there are several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and the repossession of automobiles and other personal property upon the default of the debtor may be difficult or impracticable in some cases.

The Balanced Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Sub-Adviser, prevailing market or economic conditions warrant. See the "Growth & Income Equity Portfolio" below for a description of the types of short-term obligations in which the Portfolio may invest.

SMALL CAP EQUITY PORTFOLIO.

The Small Cap Equity Portfolio's investment objective is capital appreciation. Current income is an incidental consideration in the selection of portfolio securities. In pursuing its investment objective, the Portfolio normally invests primarily in common stock of emerging or established small- to medium-sized companies with above-average potential for price appreciation. The Portfolio may invest in preferred stock, rights, warrants, and securities convertible into common stock. It may invest a portion of its assets in established larger companies that, in the opinion of the Sub-Adviser, offer improved growth possibilities because of rejuvenated management, product changes, or other developments that might stimulate earnings or asset growth, or in companies that seem undervalued relative to their underlying assets. The Portfolio does not intend to invest more than 5% of the value of its total assets in the securities of unseasoned companies, that is, companies (or their predecessors) with less than three years' continuous operation.

The Small Cap Equity Portfolio may also invest a portion of its assets in smaller companies that have limited specialized-product lines, markets or financial resources, or are dependent upon one-person management. The securities of such smaller companies may have limited marketability, may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general, and may involve greater risk than is customarily associated with more established companies. To qualify for investment by the Portfolio, however, a company will be expected to have, in the opinion of the Sub-Adviser, above-average possibilities for capital appreciation (when compared with the average appreciation of companies whose securities are included in the S&P 500 Index).

The Small Cap Equity Portfolio uses a research intensive approach and valuation techniques that emphasize earnings and asset growth. The Sub-Adviser selects stocks based on a number of factors, including historical and projected earnings, asset value, potential for price appreciation and earnings growth, and quality of products manufactured and/or services offered. Stocks purchased for the Portfolio may be listed on a national securities exchange or may be unlisted securities with or without an established over-the-counter market. The Portfolio may also invest in initial public offerings of new companies that demonstrate the potential for price appreciation. A convertible security may be purchased for the Portfolio when, in the Sub-Adviser's opinion, the price of the convertible security is favorable compared to the price of the common stock. In general, the Portfolio's stocks and other securities will be diversified over a number of industry groups in an effort to reduce the risks inherent in such investments.

The Small Cap Equity Portfolio may indirectly invest in foreign securities through the purchase of such obligations as ADRs and EDRs but will not do so if, immediately after and as a result of the purchase, the value of ADRs and EDRs would exceed 25% of the Portfolio's total assets. (For further information, see the "Growth & Income Equity Portfolio" below, "Special Considerations Relating to Foreign Securities" below, and the Statement of Additional Information under "Investment Objectives and Policies - ADRs and EDRs.") The Portfolio may also invest in securities issued by Canadian corporations and Canadian counterparts of U.S. corporations, which may or may not be listed on a national securities exchange or traded in over-the-counter markets.

The Small Cap Equity Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Sub-Adviser, prevailing market or economic conditions warrant. See the "Growth & Income Equity Portfolio" below for a description of the types of short-term obligations in which the Portfolio may invest.

EQUITY INCOME PORTFOLIO.

The Equity Income Portfolio's investment objective is to seek to provide an above-average level of income consistent with long-term capital appreciation. In pursuing its investment objective, the Portfolio intends to invest, under normal market and economic conditions, substantially all of its assets in common stock, preferred stock, rights, warrants, and securities convertible into common stock. The Sub-Adviser will select stocks based on a number of quantitative factors, including dividend yield, current and future earnings potential compared to stock prices, total return potential and other measures of value, such as cash flow, asset value or book value, if appropriate. Stocks purchased for the Portfolio generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. A convertible security may be purchased for the Portfolio when, in the Sub-Adviser's opinion, the price and yield of the convertible security is favorable as compared to the price and yield of the common stock. The stocks or securities in which the Portfolio invests may be expected to produce an above average level of income (as measured by the Standard & Poor's 500 Index). Under normal market and economic conditions, at least 65% of the Portfolio's total assets will be invested in income-producing equity securities.

The Portfolio may indirectly invest in foreign securities through the purchase of ADRs and EDRs but will not do so if, immediately after and as a result of the purchase, the value of ADRs and EDRs would exceed 15% of the Portfolio's total assets. (For further information, see "Special Considerations Relating to Foreign Securities" below and the Statement of Additional Information under "Investment Objectives and Policies - ADRs and EDRs.")

The Portfolio reserves the right to hold as a temporary defensive measure during abnormal market or economic conditions up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 13 months or less) at such times and in such proportions as, in the opinion of the Sub-Adviser, such abnormal market or economic conditions warrant. Short-term obligations in which the Portfolio may invest include money market instruments, such as commercial paper and bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements.

GROWTH & INCOME EQUITY PORTFOLIO.

The Growth & Income Equity Portfolio's investment objective is to provide long-term capital growth, with income as a secondary consideration. In pursuing its investment objective, the Portfolio normally invests substantially all of its assets in common stock, preferred stock, rights, warrants and securities convertible into common stock. The Sub-Adviser selects stocks based on a number of factors, including historical and projected earnings, growth and asset value, earnings compared to stock prices generally (as measured by the Standard & Poor's 500 Index), and consistency of earnings growth and earnings quality. Stocks purchased for the Portfolio generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. A convertible security may be purchased for the Portfolio when, in the Sub-Adviser's opinion, the price and yield of the convertible security is favorable compared to the price and yield of the common stock. The stocks or securities in which the Portfolio invests may be expected to produce some income but income is not a major criterion in their selection. In general, the Portfolio's stocks and securities will be diversified over a number of industry groups in an effort to reduce the risks inherent in such investments.

The Growth & Income Equity Portfolio may indirectly invest in foreign securities through the purchase of ADRs and EDRs but will not do so if, immediately after and as a result of the purchase, the value of ADRs and EDRs would exceed 15% of the Portfolio's total assets. (For further information, see "Special
Considerations Relating to Foreign Securities" below and the Statement of Additional Information under "Investment Objectives and Policies - ADRs and
EDRs.") The Portfolio may also invest in Canadian securities listed on a national securities exchange.

The Growth & Income Equity Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Sub-Adviser, prevailing market or economic conditions warrant. Short-term obligations include, but are not limited to, commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

PORTFOLIOS MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.:

QUALITY BOND PORTFOLIO.
The investment objective of the Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of income plus realized and unrealized capital gains and losses.

The Portfolio is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of shorter-term obligations while recognizing the greater price fluctuation of longer-term instruments. It may also be a convenient way to add fixed income exposure to diversify an existing portfolio.

The Sub-Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors, and the selection of specific securities within sectors. Based on fundamental, economic and capital markets research, the Sub-Adviser adjusts the duration of the Portfolio in light of market conditions and the Sub-Adviser's interest rate outlook. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the expected associated increase in bond prices. The Sub-Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, U.S. Government and agency securities, corporate securities, private placements, and asset-backed and mortgage related securities. Specific securities which the Sub-Adviser believes are undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts. Under normal circumstances, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's assets invested in bonds.

Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Under normal market conditions the Portfolio's duration will range between one year shorter and one year longer than the duration of the U.S. investment grade fixed income universe, as represented by Salomon Brothers Broad Investment Grade Bond Index, the
Portfolio's benchmark. As of May 1, 1997, the benchmark's duration was approximately 4.78 years. The maturities of the individual securities in the Portfolio may vary widely, however.

The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. Portfolio transactions are undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

CORPORATE BONDS, ETC. The Portfolio may invest in a broad range of debt securities of domestic and foreign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment the Portfolio will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity. The Portfolio does not intend to invest in common stock but may invest to a limited extent in convertible debt or preferred stock. The Portfolio does not expect to invest more than 25% of its assets in securities of foreign issuers. If the Portfolio invests in non-U.S. dollar denominated securities, it hedges the foreign currency exposure into the U.S. dollar. See "Investment Practices" and "Risk Factors" for further information on foreign investments and convertible securities.

GOVERNMENT OBLIGATIONS, ETC. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include Treasury securities, GNMA Certificates, and obligations of the Farmers Home Administration and the Export Import Bank. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in mortgage pools. These securities are subject to more rapid repayment than their stated maturity would indicate because prepayments of principal on mortgages in the pool are passed through to the holder of the securities. During periods of declining interest rates, prepayments of mortgages in the pool can be expected to increase. The pass-through of these prepayments would have the effect of reducing the Portfolio's positions in these securities and requiring the Portfolio to reinvest the prepayments at interest rates prevailing at the time of reinvestment. The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment; some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and FNMA. Although these governmental issuers are responsible for payments on their obligations, they do not guarantee their market value.

The Portfolio may also invest in municipal obligations which may be general obligations of the issuer or payable only from specific revenue sources. However, the Portfolio will invest only in municipal obligations that have been issued on a taxable basis or have an attractive yield excluding tax considerations. In addition, the Portfolio may invest in debt securities of foreign governments and governmental entities. See "Investment Practices" and "Risk Factors" for further information on foreign investments.

MONEY MARKET INSTRUMENTS. The Portfolio may purchase money market instruments to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Portfolio may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. The money market investments permitted for the Portfolio include U.S. Government Securities, other debt securities, commercial paper, bank obligations and repurchase agreements. For more detailed information about these money market investments, see "Investment Objectives and Policies" in the Statement of Additional Information.

QUALITY INFORMATION. It is a current policy of the Portfolio that under normal circumstances at least 65% of its total assets will consist of securities that are rated at least A by Moody's or S&P or that are unrated and in the Sub-Adviser's opinion are of comparable quality. In the case of 30% of the Portfolio's investments, the Portfolio may purchase debt securities that are rated Baa or better by Moody's or BBB or better by S&P or are unrated and in the Sub-Adviser's opinion are of comparable quality. The remaining 5% of the Portfolio's assets may be invested in debt securities that are rated Ba or better by Moody's or BB or better by S&P or are unrated and in the Sub-Adviser's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by S&P are considered investment grade, but have some speculative characteristics. Securities rated Ba by Moody's or BB by S&P are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. See "Appendix - Description of Corporate Bond Ratings" for more detailed information on these ratings.

The Portfolio may also purchase and sell obligations on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see "Investment Practices" and "Risk Factors."

INTERNATIONAL EQUITY PORTFOLIO.
The investment objective of the Portfolio is to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income.

The Portfolio is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index").

The Portfolio seeks to achieve its investment objective through country allocation, stock selection and management of currency exposure. The Sub-Adviser uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the EAFE Index.

Based on fundamental research, quantitative valuation techniques, and experienced judgment, the Sub-Adviser uses a structured decision-making process to allocate the Portfolio primarily across the developed countries of the world outside the United States by under- or over-weighting selected countries in the EAFE Index. Currently, Japan has the heaviest weighting in the EAFE Index (approximately 29% as of May 1, 1997). The Portfolio will not invest more than 25% of its net assets in Japan notwithstanding the Japan weighting in the EAFE Index.

Using a dividend discount model and based on analysts' industry expertise, securities within each country are ranked within economic sectors according to their relative value. Based on this valuation, the Sub-Adviser selects the securities which appear the most attractive for the Portfolio. The Sub-Adviser believes that under normal market conditions, economic sector weightings generally will be similar to those of the EAFE Index.

Finally, the Sub-Adviser actively manages currency exposure, in conjunction with country and stock allocation, in an attempt to protect and possibly enhance the Portfolio's market value. Through the use of forward foreign currency exchange contracts, the Sub-Adviser will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies deemed unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant, based on fundamental research, technical factors, and the judgment of a team of experienced currency managers. For further information on foreign currency exchange transactions, see "Investment Practices" and "Risk Factors."

The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. The Portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

EQUITY INVESTMENTS. In normal circumstances, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the value of its total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stock of established companies based in developed countries outside the United States. Such investments will be made in at least three foreign countries. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest such as trust or limited partnership interests. The Portfolio may also invest in securities of issuers located in developing countries. See "Investment Practices" and "Risk Factors." The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

The Portfolio may also invest in money market instruments denominated in U.S. dollars and other currencies, purchase and sell securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities, enter into forward contracts on foreign currencies and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see "Investment Practices" and "Risk Factors."

PORTFOLIO MANAGED BY LORD, ABBETT & CO.:

BOND DEBENTURE PORTFOLIO.
The investment objective of the Bond Debenture Portfolio is high current income and the opportunity for capital appreciation to produce a high total return through a professionally-managed portfolio consisting primarily of convertible and discount debt securities, many of which are lower-rated. These lower-rated debt securities entail greater risks than investments in higher-rated debt securities. Investors should carefully consider these risks set forth under "Risk Factors - Special Risks of High Yield Investing."

It is the belief of the Portfolio's management that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified debt- security portfolio. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the debt securities in the Portfolio is less than 80% of the value of its total assets. The Portfolio seeks unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks.

Higher yield on debt securities can occur during periods of inflation when the demand for borrowed funds is high. Also, buying lower-rated bonds when the credit risk is above average but, in the view of Portfolio management, likely to decrease, can generate higher yields. Such debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer.

Capital appreciation potential is an important consideration in the selection of portfolio securities. Capital appreciation may be obtained by (1) investing in debt securities when the trend of interest rates is expected to be down; (2) investing in convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock; and (3) investing in debt securities of issuers in financial difficulties when, in the view of Portfolio management, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved). In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

Normally, the Portfolio invests in long-term debt securities when the Portfolio management believes that interest rates in the long run will decline and prices of such securities generally will be higher. When Portfolio management believes that long-term interest rates will rise, Portfolio management will endeavor to shift the Portfolio into short-term debt securities whose prices might not be affected as much by an increase in interest rates.

The following policies are subject to change without shareholder approval: (a) the Portfolio must keep at least 20% of the value of its total assets in (1) debt securities which, at the time of purchase, are rated within one of the four highest grades determined either by Moody's or S&P, (2) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (3) cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government), or (4) a combination of any of the foregoing; (b) the Portfolio may invest up to 10% of its gross assets, at market value, in debt securities primarily traded in foreign countries - such foreign debt securities normally will be limited to issues where there does not appear to be substantial risk of nationalization, exchange controls, confiscation or other government restrictions; (c) subject to the percentage limitations for purchases of other than debt securities described below, the Portfolio may purchase common and preferred stocks; (d) the Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its gross assets. A purchase or acquisition will not be considered "voluntary" if made in order to avoid loss in value of a conversion or other premium; and (e) the Portfolio does not purchase securities for short-term trading, nor does it purchase securities for the purpose of exercising control of management.

The Portfolio may invest up to 15% of its net assets in illiquid securities. Bonds which are subject to legal or contractual restrictions on resale, but which have been determined by the Board of Trustees to be liquid, will not be subject to this limit. Investment by the Portfolio in such securities, initially determined to be liquid, could have the effect of diminishing the level of the Portfolio's liquidity during periods of decreased market interest in such securities.

The Portfolio may, but has no present intention to, commit more than 5% of its gross assets to the lending of its portfolio securities.

The Portfolio will not change its investment objective without shareholder approval.

The Portfolio may invest substantially in lower-rated bonds for their higher yields which entail greater risks. Since the risk of default generally is higher among lower-rated bonds, the research and analysis performed by the Sub-Adviser are especially important in the selection of such bonds, which, if rated BB/Ba or lower, often are described as "high-yield bonds" because of their generally higher yields and referred to colloquially as "junk bonds" because of their greater risks. In selecting lower-rated bonds for investment, the Sub-Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

The Portfolio may invest in the securities markets of foreign countries. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. See "Risk Factors - Special Considerations Relating to Foreign Securities."

INVESTMENT PRACTICES
In connection with the investment policies of the Portfolios described above, the Portfolios may engage in certain investment practices subject to the limitations set forth below. These investments entail risks.

STRATEGIC TRANSACTIONS. Certain Portfolios may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and equity indices and other financial instruments and purchase and sell financial futures contracts. Certain Portfolios may also enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures, stock index futures contracts and options on stock indexes and stock index futures contracts. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions are hedging transactions which may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective interest rate exposure of a Portfolio, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on a Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolios will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and possibly income. The Strategic Transactions that the Portfolios may use and some of their risks are described more fully in the Statement of Additional Information.

REPURCHASE AGREEMENTS. The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. Each Sub-Adviser will monitor the value of the underlying security in this regard. The Portfolio will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the Securities and Exchange Commission. In determining whether the Portfolio should enter into a repurchase agreement with a bank or broker-dealer, the Sub-Adviser will take into account the credit-worthiness of the party and will monitor its credit-worthiness on an ongoing basis in accordance with standards established by the Board of Trustees. In the event of a default by the party, the delays and expenses potentially involved in establishing the Portfolio's rights to, and in liquidating, the security may result in a loss to the Portfolio.

WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS. Certain Portfolios may purchase and sell securities on a "when issued" and "delayed delivery" basis, that is, obligate themselves to purchase or sell securities with delivery and payment to occur at a later date in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the obligation. When a Portfolio engages in such transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the sale. No income accrues to or is earned by the Portfolio on portfolio securities in connection with such transactions prior to the date the Portfolio actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on such securities obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Portfolio may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Portfolio consistent with the Portfolio's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of any Portfolio's assets which may be used to acquire securities on a when issued or delayed delivery basis. See the Statement of Additional Information for additional discussion of these transactions.

U.S. GOVERNMENT OBLIGATIONS. Certain Portfolios may invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities which historically have involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of a Portfolio. Examples of the types of U.S. Government obligations that may be held by the Portfolios, subject to their investment objectives and policies, include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, FNMA, FHLMC, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Resolution Trust Corporation, and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. There is no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     STRIPPED GOVERNMENT SECURITIES. To the extent consistent with their respective investment policies, certain Portfolios may invest in bills, notes and bonds (including zero coupon bonds) issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program or other stripped securities issued directly by agencies or instrumentalities of the U.S. Government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Sub-Adviser will consider the liquidity needs of a Portfolio when any investments in zero coupon obligations or other principal-only obligations are made.

      VARIABLE AND FLOATING RATE INSTRUMENTS. Certain Portfolios may purchase rated or unrated variable and floating rate instruments. These instruments may include variable rate master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated instruments purchased by a Portfolio will be determined by the Sub-Adviser to be of comparable quality at the time of purchase to rated instruments that may be purchased. The absence of an active secondary market for a particular variable or floating rate instrument, however, could make it difficult for a Portfolio to dispose of an instrument if the issuer were to default on its payment obligation. A Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

SECURITIES OF OTHER INVESTMENT COMPANIES. Under certain circumstances and subject to their investment policies, certain Portfolios may invest in securities issued by other investment companies which invest in securities in which such Portfolios are permitted to invest and which determine their net asset value per share based on the amortized cost or penny-rounding method. These Portfolios may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition on a Portfolio investing more than 10% of the value of its total assets in such securities. Investment companies in which a Portfolio may invest may impose a sales or distribution charge in connection with the purchase or redemption of their shares as well as other types of commissions or charges. Such charges will be payable by the Portfolio and, therefore, will be borne indirectly by its shareholders. To the extent that a Portfolio may invest in securities of other investment companies, the Portfolio and the Sub-Adviser will ensure that there will be no duplication of advisory fees. (See the Statement of Additional Information under "Investment Objectives and Policies - Securities of Other Investment Companies.")

RESTRICTED AND ILLIQUID SECURITIES. The Portfolios may each invest up to 15% of their respective net assets in securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted and illiquid securities in all Portfolios will be valued at fair value as determined in good faith by or at the direction of the Trustees for the purposes of determining the net asset value of each Portfolio. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Sub-Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the
Sub-Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as restricted securities by the Portfolios pursuant to such rules.

LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, all of the Portfolios may lend their securities to selected commercial banks or broker-dealers up to a maximum of 25% of the assets of each Portfolio (except up to 33 1/3% with respect to the Portfolios managed by Mississippi Valley Advisors Inc.). Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Trust's custodian consisting of cash or of securities issued or guaranteed by the U.S. Government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. A Portfolio will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. A Portfolio is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Portfolio and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, a Portfolio will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as a default by the other party may cause delays or other collection difficulties. A Portfolio may pay finders' fees in connection with loans of its portfolio securities.

REVERSE REPURCHASE AGREEMENTS AND BORROWINGS. The Portfolios may enter into reverse repurchase agreements with selected commercial banks or broker-dealers with respect to securities which could otherwise be sold by the Portfolios. Reverse repurchase agreements involve sales by a Portfolio of Portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price which is greater than the sales price. The difference between the amount the Portfolio receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Portfolio. Each Portfolio will maintain, in a segregated account with its custodian, cash, Treasury bills, or other U.S. Government Securities having an aggregate value equal to the amount of commitment to repurchase, including accrued interest, until payment is made. Each Portfolio will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether a Portfolio should enter into a reverse repurchase agreement with a bank or broker-dealer, each Sub-Adviser will take into account the credit-worthiness of the party and will monitor the credit-worthiness on an ongoing basis. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Reverse repurchase agreements create leverage and will be treated as borrowings for the purposes of each Portfolio's investment restriction on borrowings.

Each of the Quality Bond and International Equity Portfolios is permitted to borrow money for extraordinary or emergency purposes in amounts up to 30% of the value of the Portfolio's total assets and in connection with reverse repurchase agreements. The Bond Debenture Portfolio is permitted to borrow money for extraordinary or emergency purposes in amounts up to 5% of the Portfolio's gross assets.

Each of the Balanced, Small Cap Equity, Equity Income and Growth & Income Equity Portfolios may borrow money from banks for temporary defensive purposes in amounts not in excess of 10% of the Portfolio's total assets at the time of such borrowing.

Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates special risk considerations such as changes in the net asset value of the shares and in the yield on the Portfolio. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Portfolio which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used.
Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used.

SHORT SALES. Certain Portfolios may utilize short sales on securities to implement their investment objectives. A short sale is effected when it is believed that the price of a particular investment will decline, and involves the sale of an investment which the Portfolio does not own in the hope of purchasing the same investment at a later date at a lower price. To make delivery to the buyer, the Portfolio must borrow the investment, and the Portfolio is obligated to return the investment to the lender, which is accomplished by a later purchase of the investment by the Portfolio.

The Portfolio will incur a loss as a result of the short sale if the price of the investment increases between the date of the short sale and the date on which the Portfolio purchases the investment to replace the borrowed investment. The Portfolio will realize a gain if the investment declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Portfolio may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in that the former may be limitless while the latter can only equal the total amount of the Portfolio's investment in the investment. For example, if the Portfolio purchases a $10 investment, the most that can be lost is $10. However, if the Portfolio sells a $10 investment short, it may have to purchase the investment for return to the lender when the market value is $50, thereby incurring a loss of $40. The amount of any gain or loss on a short sale transaction is also dependent on brokerage and other transaction costs.

CONVERTIBLE SECURITIES. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

WARRANTS. A Portfolio may invest in warrants, which entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

MONEY MARKET INSTRUMENTS. Certain Portfolios are permitted to invest in money market instruments although they intend to stay invested in equity securities to the extent practical in light of their objectives and long-term investment perspective. These Portfolios may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. The money market investments permitted for these Portfolios include U.S. Government Securities, other debt securities, commercial paper, bank obligations and repurchase agreements. These Portfolios may also invest in short-term obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions. For more detailed information about these money market investments, see "Investment Objectives and Policies" in the Statement of Additional Information.

INVESTMENT LIMITATIONS
In addition to the investment policies set forth above, certain additional restrictive policies relating to the investment of assets of the Portfolios have been adopted by the Trust. The Investment Limitations of the Trust are deemed fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present or represented by proxy and (ii) more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of the Portfolio. Details as to the policies are set forth in the Statement of Additional Information.

RISK FACTORS

TAX CONSIDERATIONS
The Trust serves as the underlying investment for Variable Contracts issued by Cova Life.

Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of variable contracts held in the Portfolios of the Trust. The Code provides that a variable contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable contract as an annuity contract would result in imposition of federal income tax on contract owners with respect to earnings allocable to the variable contract prior to the receipt of payments under the variable contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that contracts such as the Variable Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts. The Regulations amplify the diversification requirements for variable contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55 percent of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer".

Each Portfolio of the Trust will be managed in such a manner as to comply with these diversification requirements. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Portfolios.

SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES
All of the Portfolios may invest in foreign securities. Certain Portfolios may invest in ADRs and EDRs. See "Investment Objectives and Policies - ADRs and EDRs" in the Statement of Additional Information. The International Equity Portfolio may invest without limitation in foreign securities. However, the Trust has no current intention that these investments will exceed 20% of a Portfolio's assets except with respect to the International Equity Portfolio. Investments in the securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Where a Portfolio invests in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the Portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio's total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, a Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

As a matter of operating policy, each Portfolio will comply with the following:

1. a Portfolio will be invested in a minimum of five different foreign countries at all times. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Portfolio's net asset value; to three when less than 60% of such value; to two when less than 40% of such value; and to one when less than 20% of such value.

2. except as set forth in items 3 and 4 below, a Portfolio will have no more than 20% of its net asset value invested in securities of issuers located in any one country.

3. a Portfolio may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

4. a Portfolio's investments in United States issuers are not subject to the foregoing operating policies.

SPECIAL RISKS OF HIGH YIELD INVESTING
The Bond Debenture Portfolio intends to invest a substantial portion of its assets in medium and lower grade corporate debt securities.

Debt securities which are in those medium and lower grade categories generally offer a higher current yield than is offered by securities which are in the higher grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payments of principal and interest when due as well as fundamental developments in an issuer's business. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the securities market. Typically, market prices tend to fall as interest rates rise and tend to rise as interest rates fall. Generally, prices tend to fluctuate more for lower grade issues than for higher grade issues, and, for any given change in interest rates, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues. Yields on lower-rated securities will fluctuate over time.

The prices of lower-grade securities, while generally less sensitive to interest rate changes than higher-rated investments, tend to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, the ability of a highly leveraged issuer to service its principal and interest payment obligations, to meet projected business goals and to obtain additional financing may be adversely affected. An economic downturn could disrupt the market for high yield bonds, adversely affect the value of outstanding bonds and the ability of the issuers of such bonds to repay principal and interest, cause increased volatility in the market prices of high yield bonds and the Portfolio's net asset value and may result in a higher incidence of defaults by issuers on bond obligations. If the issuer of a bond defaults, the Portfolio may incur additional expenses to seek recovery. The Portfolio will seek to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in the industries and with the issuers involved. The Portfolio's Sub-Adviser will continuously monitor the condition of the economy and the financial and credit markets.

To the extent that there is no established retail secondary market for high yield bonds, such bonds may be thinly traded, making the bonds less liquid than investment grade bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. In the event of an illiquid secondary market, or in the absence of readily available market quotations, the responsibility of the Board of Trustees of the Trust to value the securities becomes more difficult and will involve a greater degree of judgment in that there is less reliable, objective data available.

If the market for high yield bonds is restricted by the enactment of legislation, or if steps are taken to limit the use of such securities, or other advantages of such securities, the value of the securities and the Portfolio's ability to acquire them may be adversely affected.

A description of the corporate bond ratings is contained in the Appendix. Purchasers should be aware, however, that credit ratings evaluate the safety of principal and interest payments and not the market value risk of high yield bonds. In addition, credit ratings may not always be modified on a timely basis to reflect events subsequent to the most recent ratings which may have a material impact on the securities rated. However, the Portfolio's Sub-Adviser will continuously monitor the issuers of high yield bonds in the Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity. Achievement of the investment objective of the Portfolio may be more dependent on the credit analysis of the Portfolio's Sub-Adviser than is the case with higher quality bonds.

The Portfolio may also invest in unrated corporate securities. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as broad and, accordingly, they may carry greater risk and higher yield than rated securities.

PORTFOLIO TURNOVER RATES

BALANCED, SMALL CAP EQUITY, EQUITY INCOME AND GROWTH & INCOME EQUITY PORTFOLIOS

Although the Portfolios will not normally engage in short-term trading, each Portfolio reserves the right to do so if its Sub-Adviser believes that selling a particular security is appropriate in light of the Portfolio's investment objective. Investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Portfolio and ultimately by its shareholders. Although the Portfolios cannot accurately predict their respective annual portfolio turnover rates, such rates are not expected to exceed 100%.

BOND DEBENTURE PORTFOLIO
The Portfolio will not generally engage in trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. For example, the Portfolio may sell securities in anticipation of a movement in interest rates or to avoid loss of premiums paid and unrealized capital gains earned on GNMA Certificates selling at a substantial premium. Frequency of portfolio turnover will not be a limiting factor if the Sub-Adviser considers it advantageous to purchase or sell securities. The Portfolio anticipates that its portfolio turnover rate will normally be less than 200%, and may be significantly less in a period of stable or rising interest rates. For the period ended December 31, 1996, the portfolio turnover rate for the Bond Debenture Portfolio was 58%. A high rate of portfolio turnover involves correspondingly higher brokerage commissions and transaction expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders.

QUALITY BOND AND INTERNATIONAL EQUITY PORTFOLIOS
Portfolio transactions for these Portfolios will be undertaken principally to accomplish their respective investment objectives, and the Portfolios may engage in short-term trading consistent with their respective objectives. A portfolio turnover rate of 100% indicates that the equivalent of all of a Portfolio's assets have been sold and reinvested in a year. Overall, high portfolio turnover may result in increased portfolio transaction costs and the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for general income tax purposes. The Quality Bond Portfolio's annual turnover rate is not expected to exceed 300%. The turnover rate for the International Equity Portfolio is not expected to exceed 100%. For the period ended December 31, 1996, the portfolio turnover rates for the Quality Bond and International Equity Portfolios were 181% and 48% respectively.

MANAGEMENT OF THE TRUST

THE TRUSTEES
The  Trust  is  organized  as  a  Massachusetts   business  trust.  The  overall
responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into an Investment Advisory Agreement with the Adviser to handle the day-to-day affairs of the Trust (see below). The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Adviser is expected to follow in implementing the investment policies and objectives of the Trust.

ADVISER
Under an Investment Advisory Agreement dated April 1, 1996, as amended, the Adviser, located at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, manages the business and affairs of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is an Illinois corporation which was incorporated on August 31, 1993 under the name Oakbrook Investment Advisory Corporation and is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. The Adviser changed its name to its present name on January 17, 1996. The Adviser is a wholly-owned subsidiary of Cova Life Management Company, a Delaware corporation, which in turn, is a wholly-owned subsidiary of Cova Corporation, a Missouri corporation, which in turn, is a wholly-owned subsidiary of General American Life Insurance Company ("General American"), a St. Louis-based mutual company. General American has more than $235 billion of life insurance in force and approximately $9.6 billion in assets. The Adviser has acted as the investment adviser to the Trust since May 1, 1996.

Under the terms of the Investment Advisory Agreement, the Adviser is obligated to (i) manage the investment and reinvestment of the assets of each Portfolio of the Trust in accordance with each Portfolio's investment objective and policies and limitations, or (ii) in the event that Adviser shall retain a sub-adviser or sub-advisers, to supervise and implement the investment activities of any Portfolio for which any such sub-adviser has been retained, including responsibility for overall management and administrative support including managing, providing for and compensating any sub-advisers; and to administer the Trust's affairs. The Investment Advisory Agreement further provides that Adviser agrees, among other things, to administer the business affairs of each Portfolio, to furnish offices and necessary facilities and equipment to each Portfolio, to provide administrative services for each Portfolio, to render periodic reports to the Board of Trustees of the Trust with respect to each Portfolio, and to permit any of its officers or employees, or those of any sub-adviser to serve without compensation as trustees or officers of the Portfolio if elected to such positions.

As full compensation for its services under the Investment Advisory Agreement, the Trust will pay the Adviser a monthly fee at the following annual rates shown in the table below based on the average daily net assets of each Portfolio:

                     Average Daily
Portfolio            Net Assets          % Per Annum
------------         ------------------  ------------
Balanced             __________________    1.00%
Small Cap Equity     __________________    1.00%
Equity Income        __________________    1.00%
Growth & Income
Equity               __________________    1.00%

Bond Debenture       __________________     .75%

Quality Bond         First $75 million      .55%
                     Over $75 million       .50%

International        First $50 million      .85%
Equity               Over $50 million       .75%

Cova Financial Services Life Insurance Company, Cova Life Management Company and the Adviser have entered into an Investment Advisory Services Agreement, dated April 1, 1996, the purpose of which is to ensure that the Adviser, which is minimally capitalized, has adequate facilities and financing for the carrying on of its business. Under the terms of the Agreement, Cova Financial Services Life Insurance Company is obligated to provide the Adviser with adequate capitalization in order for the Adviser to meet any minimum capital requirements. Cova Financial Services Life Insurance Company is further obligated to reimburse the Adviser or assume payment for any obligation incurred by the Adviser. Cova Life Management Company is obligated to provide the Adviser with facilities and personnel sufficient for the Adviser to perform its obligations under the Investment Advisory Agreement.

TRUST ADMINISTRATION
The Adviser retains Investors Bank & Trust Company ("IBTC"), a Massachusetts trust company, to supervise various aspects of the Trust's administrative operations and to perform certain specific services including, but not limited to, the preparation and filing of Trust reports and tax returns, pursuant to an Administration Agreement between the Trust, the Adviser and IBTC.

PORTFOLIO MANAGEMENT
For the year ended December 31, 1996, the Adviser was paid advisory fees as follows: $20,291, with respect to the Bond Debenture Portfolio, $24,070, with respect to the Quality Bond Portfolio and $53,647, with respect to the International Equity Portfolio.

EXPENSES OF THE TRUST
Although each Portfolio must bear the expenses directly attributable to it, the Portfolios are expected to experience cost savings over the aggregate amount that would be payable if each Portfolio were a separate fund, because they have the same Trustees, accountants, attorneys and other general and administrative expenses. Any expenses which are not directly attributable to a specific
Portfolio are allocated on the basis of the net assets of the respective Portfolios.

For the year ended December 31, 1996, the net expenses borne by the Bond Debenture Portfolio amounted to $22,997 or .85% of its average net assets on an annualized basis; the net expenses borne by the Quality Bond Portfolio amounted to $28,446 or .65% of its average net assets on an annualized basis; and the net expenses borne by the International Equity Portfolio amounted to $59,958 or .95% of its average net assets on an annualized basis.

Cova Life and/or the Adviser may at their discretion, but are not obligated to, assume all or any portion of Trust expenses. For the year ended December 31, 1996, Cova Life and the Adviser together assumed expenses of $32,241 with respect to the Bond Debenture Portfolio; $34,737 with respect to the Quality Bond Portfolio; and $168,580, with respect to the International Equity Portfolio.

SUB-ADVISERS
In accordance with each Portfolio's investment objective and policies and under the supervision of Adviser and the Trust's Board of Trustees, each Portfolio's Sub-Adviser is responsible for the day-to-day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in separate Sub-Advisory Agreements among each Sub-Adviser, the Adviser and the Trust. The following organizations act as Sub-Advisers to the Portfolios:

MISSISSIPPI VALLEY ADVISORS INC. ("MVA"), One Mercantile Center, Seventh & Washington Streets, St. Louis, Missouri 63101. MVA is the Sub-Adviser for the Balanced, Small Cap Equity, Equity Income and Growth & Income Equity Portfolios. MVA is a wholly-owned subsidiary of Mercantile Bank of St. Louis National Association ("Mercantile"). As of December 31, 1996, MVA had approximately $7.9 billion in assets under investment management.

Timothy S. Engelbrecht is the person primarily responsible for the day-to-day management of the Growth & Income Equity Portfolio. Mr. Engelbrecht, a Senior Associate, has been employed by MVA for the past sixteen years and has had portfolio management and other responsibilities for MVA for the past fifteen years.

Peter Merzian is the person primarily responsible for the day-to-day management of the Balanced Portfolio. Mr. Merzian, a Senior Associate, has been with MVA since 1993 and prior thereto was employed as a portfolio manager of another financial institution.

Robert J. Anthony is the person primarily responsible for the day-to-day management of the Small Cap Equity Portfolio. Mr. Anthony, a Senior Associate, has been with MVA for 22 years.

Gregory A. Glidden is the person primarily responsible for the day-to-day management of the Equity Income Portfolio. Mr. Glidden, a Senior Associate, has been with MVA since 1983. For the past 14 years, he has served as a stock analyst and has managed several of Mercantile's common funds.

J.P. MORGAN INVESTMENT MANAGEMENT INC., 522 Fifth Avenue, New York, New York 10036, a Delaware corporation, and a wholly-owned subsidiary of J.P. Morgan & Co., Incorporated, is the Sub-Adviser for the Quality Bond and International Equity Portfolios of the Trust.

Ronald Arons, Vice President of the Sub-Adviser, is the Portfolio Manager for the Quality Bond Portfolio. Mr. Arons is a member of the Fixed Income Group, specializing in portfolio management for active fixed income and insurance company clients. He joined Morgan from MetLife Investment Management Corp. where he managed active and structured bond portfolios. Mr. Arons is a graduate of George Washington University and received his M.B.A. at New York University. He is a Chartered Financial Analyst.

Anne Richards, Assistant Vice President of the Sub-Adviser, is the Portfolio Manager for the International Equity Portfolio. Ms. Richards joined J.P. Morgan in 1994 as an international equity portfolio manager. Previously she has held positions as an engineering analyst with Alliance Capital, a project engineer for Cambridge Consultants and a research fellow for CERN, European Laboratory for Particle Physics. Ms. Richards holds a BSC from the University of Edinburgh and an MBA from INSEAD, France.

LORD, ABBETT & CO. ("LORD ABBETT"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. Lord Abbett has been an investment manager for over 67 years and currently manages approximately $22 billion in a family of mutual funds and other advisory accounts. Lord Abbett is the Sub-Adviser for the Bond Debenture Portfolio.

Christopher J. Towle, Executive Vice President of the Sub-Adviser, is Portfolio Manager for the Bond Debenture Portfolio. Mr. Towle joined Lord Abbett in 1987 as Assistant Fixed Income Portfolio Manager and assumed full responsibilities as Fixed Income Portfolio Manager in August, 1995. Prior to joining Lord Abbett, Mr. Towle was an Assistant Vice President and Portfolio Manager with American International Group. He earned a B.A. degree in economics from Rutgers University and is a Chartered Financial Analyst.

SUB-ADVISORY FEES
Under the terms of the Sub-Advisory Agreements, the Adviser shall pay to the Sub-Advisers, as full compensation for services rendered under the respective Agreements with respect to the various Portfolios, monthly fees at the following annual rates shown in the table below based on the average daily net assets of each Portfolio.

                     AVERAGE DAILY       SUB-ADVISORY
PORTFOLIO            NET ASSETS          FEE
------------         ------------------  -------------

Balanced             __________________           .75%
Small Cap Equity     __________________           .75%
Equity Income        __________________           .75%
Growth & Income
Equity               __________________           .75%

Bond Debenture       __________________           .50%

Quality Bond         First $75 million            .30%
                     Over $75 million             .25%

International        First $50 million            .60%
Equity               Over $50 million             .50%

DESCRIPTION OF THE TRUST

SHAREHOLDER RIGHTS
The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 9, 1987. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares.

Each Portfolio issues its own class of shares. Each share represents an equal proportionate interest in the assets of the Portfolio with each other share in the Portfolio. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote will be voted in the aggregate and not by class except for matters concerning only one class. The holders of each share of stock of the Trust will be entitled to one vote for each full share and a fractional vote for each fractional share of stock. Shares of one class may not bear the same economic relationship to the Trust as another class.

In accordance with its view of present applicable law, the separate account(s) of Cova Life, as shareholder(s) of the Trust, have the right to vote Trust shares at any meeting of shareholders and will provide pass-through voting privileges to all contract owners. Cova Life will vote shares of the Trust held in the separate account(s) for which no timely voting instructions from contract owners are received, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. Additional information concerning voting rights is described in the Variable Account Prospectus attached hereto under the caption, "Investment Options - Voting Rights".

The Trust is not required to hold annual meetings of shareholders and does not plan to do so. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. The Trust will hold a shareholder meeting to fill existing vacancies on the Board in the event that less than a majority of Trustees were elected by the shareholders. The Trustees shall also call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the record holders of not less than 10 percent of the outstanding shares.

The Trust has an obligation to assist shareholder communications.

The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust, requires inclusion of a clause to that effect in every agreement entered into by the Trust and indemnifies shareholders against any liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, under certain limited circumstances, be held personally liable for the obligations of the Trust as though they were general partners in a partnership, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of personal liability remote.

The Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares present at a meeting of shareholders (or higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares, or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

INQUIRIES
Any inquiries should be directed to Cova Life, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644. The telephone number is (800) 831-LIFE.

DISTRIBUTION AND REDEMPTION OF SHARES
Shares of the Trust are currently issued and redeemed only in connection with investment in and payments under the Variable Contracts issued by Cova Life. The shares of the Trust are purchased and redeemed at net asset value (see below). Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Variable Contract owners do not deal directly with the Trust with respect to acquisition or redemption of shares.

DIVIDENDS
All dividends are distributed to the separate accounts and will be automatically reinvested in Trust shares. Dividends and distributions made by the Portfolios are taxable, if at all, to Cova Life; they are not taxable to Variable Contract owners.

TAX STATUS
It is the intention of the Trust to qualify as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. If the Trust so qualifies and distributes each year to its shareholders at least 90% of its net investment income in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. Each Portfolio of the Trust distributes all of its net income and gains to its shareholders (the separate accounts). Each Portfolio is treated as a separate entity for Federal income tax purposes and, therefore, the investments and results of the Portfolio are determined separately for purposes of determining whether the Trust qualifies as a "regulated investment company" and for purposes of determining net ordinary income (or loss) and net realized capital gains (or losses).

Some of the Trust's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Trust and affect the holding period of the securities held by the Trust and the character of the gains or losses realized by the Trust. These provisions may also require the Trust to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Trust to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

Investments of the Trust in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Trust will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Trust may have to dispose of securities that it would otherwise have continued to hold.

The Trust's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Trust's annual gross income be derived from the disposition of securities held for less than three months.

NET ASSET VALUES
Portfolio shares are sold and redeemed at a price equal to the share's net asset value. The net asset value of a Portfolio is determined by calculating the total value of the Portfolio's assets, deducting its total liabilities, and dividing the result by the number of shares outstanding. The net asset value for each Portfolio is computed once daily as of the close of the New York Stock Exchange, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Portfolio's investments so that the Portfolio's net asset value per share might be materially affected. The Trust reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable.

Securities that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if not available, are valued at the mean of the bid and asked prices on any valuation date. Unlisted securities in a Portfolio are primarily valued based on their latest quoted bid price or, if not available, are valued by a method determined by the Trustees to accurately reflect fair value. Money market instruments maturing in 60 days or less are valued on the basis of amortized cost, which means that securities are valued at their acquisition cost to reflect a constant amortization rate to maturity of any premium or discount, rather than at current market value.

FUND PERFORMANCE
From time to time advertisements and other sales materials for the Trust may include information concerning the historical performance of the Trust. Such advertisements will also describe the performance of the relevant insurance company separate accounts. Any such information will include the average annual total return of the Trust calculated on a compounded basis for specified periods of time. Total return information will be calculated pursuant to rules established by the Securities and Exchange Commission. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Morningstar, Business Week, Forbes or other industry publications.

The Trust calculates average annual total return by determining the redemption value at the end of specified periods (assuming reinvestment of all dividends and distributions) of a $1,000 investment in the Trust at the beginning of the period, deducting the initial $1,000 investment, annualizing the increase or decrease over the specified period and expressing the result as a percentage.

Total return figures utilized by the Trust are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time, and accordingly, upon redemption, shares may be worth more or less than their original cost. See "Performance Data" in the Statement of Additional Information.

The inception date for the Quality Bond, International Equity and Bond Debenture Portfolios is May 1, 1996, which is the date from which the average annual total return computations are calculated for these Portfolios.

The performance figures shown for the Portfolios in the chart below reflect the actual fees and expenses paid by the Portfolios.

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED 12/31/96

          Portfolio  Performance
                                         Since
Portfolio             1 year   5 years   Inception
-----------           ------   -------   ---------
Quality Bond              --        --      5.68%*
International Equity      --        --      8.44%*
Bond Debenture            --        --     12.89%*

*Not  annualized

PUBLIC FUND PERFORMANCE
The Bond Debenture Portfolio, which is managed by Lord, Abbett & Co., commenced public sale of its shares on May 1, 1996. It does not yet have a meaningful performance record. However, the Portfolio has the same investment objective and follows substantially the same investment strategies as a mutual fund ("public fund") whose shares are sold to the public and managed by the same portfolio manager of Lord, Abbett & Co.

Set forth below is the historical performance of the public fund. Investors should not consider the performance data of the public fund as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the public fund, and not those to be paid by the Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by Cova Life in connection with its sale of Variable Contracts. Investors should refer to the separate account prospectus describing the Variable Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolio. Additionally, although it is anticipated that the Portfolio and its corresponding public fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolio to calculate its own performance.

The following tables show average annualized total returns for the time periods shown for the public fund.


BOND DEBENTURE PORTFOLIO
Corresponding                1      5     10
Public Fund               Year   Year   Year
Lord Abbett Bond -
  Debenture Fund, Inc.    5.90%  9.98%  9.62%

PRIVATE ACCOUNT PERFORMANCE
The Quality Bond Portfolio, which is managed by J.P. Morgan Investment Management Inc., commenced public sale of its shares on May 1, 1996, and therefore does not yet have any meaningful performance record. However, the Quality Bond Portfolio has an investment objective, policies and strategies which are substantially similar to those employed by J.P. Morgan Investment Management Inc. with respect to a Private Account.

The Balanced, Small Cap Equity, Equity Income and Growth & Income Equity Portfolios, managed by MVA, are commencing operations as of the date of this Prospectus and therefore do not yet have their own performance records. However, each of these Portfolios has investment objectives, policies and strategies which are substantially similar to those employed by MVA with respect to certain Private Accounts.

Thus, the performance information derived from these Private Accounts may be deemed relevant to the investor. The performance of the Portfolios will vary from the Private Account composite information because each Portfolio will be actively managed and its investments will vary from time to time and will not be identical to the past portfolio investments of the Private Accounts. Moreover, the Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance results of the Private Account Composites.

The chart below shows performance information derived from historical composite performance of the Private Accounts. The performance figures for the Portfolios represent the actual performance results of the composites of comparable Private Accounts, adjusted to reflect the deduction of the fees and expenses paid by the Portfolios. The Private Account composite performance figures are time-weighted rates of return which include all income and accrued income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts. Inception was June 1, 1987 for the Public Bond Composite and January 1, 1989 for the Equity Income Composite.

Investors should not consider the performance data of these Private Accounts as an indication of the future performance of the respective Portfolios. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by Cova Life in connection with its sale of Variable Contracts. Investors should refer to the separate account prospectus describing the Variable Contracts for information pertaining to these insurance fees and charges. The insurance fees and charges will have a detrimental effect on the performance of a Portfolio.

PRIVATE ACCOUNT COMPOSITE PERFORMANCE
REDUCED BY PORTFOLIO FEES AND EXPENSES
FOR THE PERIODS ENDED 12/31/96
HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN
                                                  10 Years
                                                  or Since
Portfolio                      1 year   5 years   Inception
-----------------              ------   -------   ----------
Balanced
Composite
(Balanced Portfolio)           12.20%    10.10%      11.20%

Small Cap Equity
Composite
(Small Cap Equity Portfolio)   11.20%    14.70%      13.40%

Equity Income
Composite
(Equity Income Portfolio)      24.20%    14.80%      16.80%

Growth & Income Equity
Composite
(Growth & Income Equity
   Portfolio)                  19.50%    14.50%      14.50%

Public Bond
Composite                       2.85%     6.84%       8.86%
  (Quality Bond
  Portfolio)

ADDITIONAL PERFORMANCE INFORMATION
Further information about the Trust's performance is contained in the Annual Report to shareholders which may be obtained, without charge, by calling (800) 831-LIFE, or writing Cova Life at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.

APPENDIX -- DESCRIPTION OF
CORPORATE BOND RATINGS

STANDARD & POOR'S CORPORATION. A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM CORPORATE BONDS.

     AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB   Debt rated 'BB', 'B', 'CCC', or 'CC' is regarded,
     B    on balance, as predominantly speculative with
     CCC  respect to capacity to pay interest and repay
     CC principal in accordance with the terms of the obligation. BB' indicates the lowest degree of speculation and CC' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C This rating is reserved for income bonds on which no interest is being paid.

     D Debt rated 'D' is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from 'A' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter 'L' indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Deposit Insurance Corp.

[dagger] Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

NR  Indicates  no  rating  has  been  requested,   that  there  is  insufficient
information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings (as published by Moody's Investors Service, Inc.) follows:

LONG-TERM CORPORATE BONDS.
Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

                                                                 Performance
PERFORMANCE RECAP
                                                                            10 Yrs or
Portfolio                      Type                        1 Yr     5 Yrs   Since Inception
----------                     ----                        ------   ------  ----------------
MANAGED BY MISSISSIPPI
VALLEY ADVISORS INC.
Balanced                       Private Account            12.20%    10.10%      11.20%
                               Composite
Small Cap Equity               Private Account            11.20%    14.70%      13.40%
                               Composite
Equity Income                  Private Account            24.20%    14.80%      16.80%
                               Composite
Growth & Income Equity         Private Account            19.50%    14.50%      14.50%
                               Composite

MANAGED BY J. P. MORGAN
INVESTMENT MANAGEMENT INC.
Quality Bond                   Private Account             2.85%     6.84%       8.86%
                               Composite
                               Existing Portfolio           --        --         5.68%*
International Equity           Existing Portfolio           --        --         8.44%*

MANAGED BY LORD, ABBETT & CO.
Bond Debenture                 Public Fund                 5.90%     9.98%       9.62%
                               Existing Portfolio           --        --        12.89%*

     * The inception date for the Quality Bond, International Equity and Bond Debenture Portfolios is May 1, 1996, which is the date from which the average annual total return computations are calculated for these Portfolios.

     Investors should not consider the performance data of these Private Accounts and Public Funds as an indication of the future performance of the respective Portfolios. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by Cova Life in connection with its sale of Variable Contracts. Investors should refer to the separate account prospectus describing the Variable Contracts for information pertaining to these insurance fees and charges. The insurance fees and charges will have a detrimental effect on the performance of a Portfolio.